UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2016

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 300, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K originally filed by Global Eagle Entertainment Inc. (the “Company,” “our” or “we”) with the U.S. Securities and Exchange Commission (the “Commission”) on August 2, 2016 (the “Original 8-K”) amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to our acquisition of EMC Acquisition, LLC and its Emerging Markets Communications business (“EMC”) on July 27, 2016 and includes additional disclosure under Item 7.01 below. The remainder of the information contained in the Original 8-K is not hereby amended and continues to speak as of the filing date of the Original 8-K.

Item 7.01.  Regulation FD Disclosure.

The Company is furnishing EMC management’s discussion and analysis of financial condition and results of operations with respect to certain historical periods as Exhibit 99.5 to this Current Report on Form 8-K/A, which is incorporated by reference herein.

The information included in this Item 7.01 (including Exhibit 99.5 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

1.                   The audited historical consolidated financial statements of EMC Acquisition, LLC as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

2.                   The unaudited historical consolidated financial statements of EMC Acquisition, LLC as of June 30, 2016 and for the six months ended June 30, 2016 and 2015 required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated by reference herein.

(b)         Pro Forma Financial Information.

1.                   The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016 required by Item 9.01(b) of Form 8-K are attached as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated by reference herein.

(d)         Exhibits.

The Company incorporates by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Thomas Severson
Name: Thomas Severson
Title: Chief Financial Officer
Dated: October 11, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1

Interest Purchase Agreement, dated May 9, 2016, by and between the Company and EMC Acquisition Holdings, LLC (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on May 13, 2016 (File No. 001-35176) and incorporated herein by reference).

10.1

First Lien Credit Agreement, dated as of July 1, 2015, as amended by Amendment No. 1 to First Lien Credit Agreement, dated as of May 9, 2016, by and among EMC Acquisition, LLC, Emerging Markets Communications, LLC, Morgan Stanley Senior Funding, Inc., as the Administrative Agent, the guarantors party thereto and the lenders from time to time party thereto (previously filed as Exhibit 10.1 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.2

Joinder to First Lien Credit Agreement, dated July 27, 2016, by and among Global Eagle Entertainment Inc., the grantors party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent (previously filed as Exhibit 10.2 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.3

Joinder to First Lien Credit Agreement, dated July 27, 2016, by and among the joining parties thereto, the grantors party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent (previously filed as Exhibit 10.3 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.4

First Lien Security Agreement, dated July 1, 2015, as amended by Amendment No. 1 to the First Lien Security Agreement, dated May 9, 2016, as further supplemented by that First Lien Security Agreement Supplement, dated July 27, 2016, made by Global Eagle Entertainment Inc., and each entity listed on Schedule 1 thereto, by and among the grantors party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent (previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q (File No. 001-35176) filed on August 9, 2016 and incorporated herein by reference).

10.5

Second Lien Credit Agreement dated as of July 1, 2015, as amended by Amendment No. 1 to Second Lien Credit Agreement, dated as of May 9, 2016, by and among the Emerging Markets Communications, LLC, EMC Acquisition, LLC, and the other Guarantors party thereto, Morgan Stanley Senior Funding, Inc., as the Administrative Agent, the guarantors party thereto and the lenders from time to time party thereto (previously filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q (File No. 001-35176) filed on August 9, 2016 and incorporated herein by reference).

10.6

Joinder to Second Lien Credit Agreement, dated July 27, 2016, by and among Global Eagle Entertainment Inc., the grantors party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent (previously filed as Exhibit 10.6 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.7

Joinder to Second Lien Credit Agreement, dated July 27, 2016, by and among the joining parties thereto, the grantors party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent (previously filed as Exhibit 10.7 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.8

Second Lien Security Agreement, dated July 1, 2015, as amended by Amendment No. 1 to the Second Lien Security Agreement, dated May 9, 2016, as further supplemented by the Second Lien Security Agreement Supplement, dated July 27, 2016 made by Global Eagle Entertainment Inc., and each entity listed on Schedule 1 thereto, by and among the grantors party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent (previously filed as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q (File No. 001-35176) filed on August 9, 2016 and incorporated herein by reference).

10.9

Intercreditor Agreement, dated July 1, 2015, as amended by Amendment No. 1 to the Intercreditor Agreement, dated July 27, 2016, by and between Morgan Stanley Senior Funding, Inc., as First Lien Credit Agreement Administrative Agent and Morgan Stanley Senior Funding, Inc., as Second Lien Credit Agreement Administrative Agent (previously filed as Exhibit 10.9 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.10

Incremental Amendment, dated as of June 29, 2016 by and among Emerging Markets Communications, LLC, EMC Acquisition, LLC, and the other Guarantors party thereto, the Toronto-Dominion Bank, and Morgan Stanley Senior Funding, Inc. (previously filed as Exhibit 10.10 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.11

Registration Rights Agreement, dated as of July 27, 2016, by and among the Company, EMC Acquisition Holdings, LLC and the other holders party thereto. (previously filed as Exhibit 10.11 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.12

Employment Agreement, dated as of July 27, 2016, by and between the Company and Abel Avellan and Exhibit A thereto (Restrictive Covenant Agreement, dated as of July 27, 2016, by and between the Company and Abel Avellan) (previously filed as Exhibit 10.12 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.13

Global Eagle Entertainment Inc. 2016 Inducement and Retention Stock Plan for EMC Employees (previously filed as Exhibit 10.13 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.14

Nonqualified Stock Option Grant Notice and Award Agreement for Abel Avellan under the Global Eagle Entertainment Inc. 2016 Inducement and Retention Stock Plan for EMC Employees (previously filed as Exhibit 10.14 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.15

Restricted Stock Unit Grant Notice and Award Agreement for Abel Avellan under the Global Eagle Entertainment Inc. 2016 Inducement and Retention Stock Plan for EMC Employees (previously filed as Exhibit 10.15 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

10.16

Unrestricted Stock Grant Notice for Abel Avellan under the Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan (previously filed as Exhibit 10.16 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).

23.1	Consent of BDO USA, LLP.
99.1	Press Release, dated August 2, 2016 (previously filed as Exhibit 99.1 to the Original 8-K (File No. 001-35176) filed on August 2, 2016 and incorporated herein by reference).
99.2	EMC audited financial statements as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013.
99.3	EMC unaudited consolidated financial statements as of June 30, 2016 and for the six months ended June 30, 2016 and 2015.
99.4

Unaudited pro forma condensed combined balance sheet as of June 30, 2016 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2015.

99.5	EMC Management’s Discussion and Analysis of Financial Condition and Results of Operations.